UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2011

GLOBAL EARTH ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

0-31343 (Commission File Number)	36-4567500 (IRS Employer Identification No.)
1213 Culberth Drive, Wilmington, North Carolina (principal executive offices)	28405 (Zip Code)

(910) 616-0077
(Registrant’s telephone number, including area code)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01

Entry into a Material Definitive Agreement.

On February 24, 2011 (the “Effective Date”), Global Earth Energy, Inc. and Biosynergies Lubbock, LLC, a Texas limited liability company (“Bio Lubbock”) executed a Joint Venture Agreement.

Some of the material terms of the Joint Venture Agreement are:

1.

General Purposes.  The purpose of the Joint Venture is to construct and operate a manufacturing plant in Lubbock County, Texas that utilizes agricultural biomass to manufacture high-quality Urea and other by-products for the fertilizer and general chemical markets (the “Lubbock Plant”).  The Joint Venture shall have the power to exercise all of the powers to engage in the foregoing business, as well as to engage in activities that are related or incidental to any of these purposes.  The Joint Venture shall not engage in any other business without the prior written consent of all of the Joint Venturers.

The Joint Venturers acknowledge that Affiliates (as hereinafter defined) of Bio Lubbock are engaged, and in the future will be engaged, in the manufacture of Urea and other by-products for the fertilizer and general chemical markets, as well as other business ventures (the “Affiliate Businesses”).  For purposes of this Agreement, the term “Affiliate” means any person or entity that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, Bio Lubbock.  As of the date of this Agreement, Affiliates of Bio Lubbock include 4A Technologies, LLC, Agricultural Bioenergy Products, LLC and Biosynergies, LLC, each of which are Texas limited liability companies.  It is anticipated that additional Affiliates of Bio Lubbock will be created after the date of this Agreement.  The operations of Affiliate Businesses shall not be deemed to be corporate opportunities of the Joint Venture.  Neither this Joint Venture nor Global Earth shall have any rights in or to the Biosynergy Businesses.

2.

Term of the Joint Venture.  The Joint Venture shall begin on the 24th day of February, 2011 and shall continue until the 24th day of February, 2026 (the “Termination Date”); provided, however, that (a) if Global Earth does not receive $100,000,000 from the sale by Global Earth of 1,000 shares of the Global Earth Energy, Inc. Series A Preferred Stock (the “Series A Preferred Stock”) to LB Tim Co., Ltd., a South Korean corporation, within thirty (30) days from the date of this Agreement, then this Agreement shall automatically terminate, and (b) if Global Earth does not make its entire committed capital contribution within the deadlines set forth in Paragraph 4(a)(ii), Bio Lubbock may terminate this Agreement.

3.

Contributions.

(a)

Initial Contributions.  Bio Lubbock and Global Energy agree to make their respective capital contributions as described below:

(i)

By a sublicense agreement with Biosynergies, LLC, Bio Lubbock has obtained the right to use patented technology described as Patent Cooperation Treaty Application No. PCT/US2009/053547, Modularized System and Method for Urea Production Using a Bio-mass Feedstock, filed on August 12, 2008.  At such time as Global Earth makes its initial capital contribution under Paragraph 4(a)(ii), Bio Lubbock shall sublicense its rights in the patented technology to the Joint Venture.  Through such technology, the Joint Venture will have the right to use the patented technology to manufacture Urea at the Lubbock Plant.  The fair market value of the licensed technology is agreed to be $195,000,000.

(ii)

Subject to Global Earth receiving $100,000,000 from the sale by Global Earth of 1,000 shares of the Series A Preferred Stock to LB Tim Co., Ltd., a South Korean corporation, Global Earth agrees to contribute capital to the Joint Venture totaling sum of $65,000,000.  If the Series A Preferred Stock is not sold within thirty (30) days after the date of this Agreement, then this Agreement shall automatically terminate.  If the Series A Preferred Stock is sold, Global Earth shall fund its $65,000,000 capital commitment according the following schedule:

•

$10,000,000 contribution within 21 days after the Series A Preferred Stock is sold;

•

An additional $20,000,000 contribution within 60 days after the Series A Preferred Stock is sold; and

•

The $35,000,000 balance of the committed contribution within 365 days after the Series A Preferred Stock is sold.

(b)

Additional Contributions.  No Joint Venturer shall be required to contribute any capital or lend any funds to the Joint Venture except as provided in Paragraph 4(a) or as may otherwise be agreed on by all of the Joint Venturers.

(c)

Contributions Secured.  Each Joint Venturer grants to the Managing Joint Venturer (as defined in Paragraph 12 of this Agreement) a lien on his interest in the Joint Venture to secure payment of all contributions and the performance of all obligations required or permitted under this Agreement.

(d)

No Priority.  No Joint Venturer shall be entitled to any distributions from the Joint Venture or to withdraw or demand the return of any part of its capital contribution except as specified as provided for in this Agreement.  No Joint Venturer shall have the right to demand or receive property other than cash in return for his capital contribution or as a distribution of income.  No Joint Venturer shall have priority over any other Joint Venturer either as to the return of his capital contributions to the Joint Venture or as to any distributions.

(e)

Joint Venturer’s Advances to the Joint Venture.  If any Joint Venturer advances any funds to the Joint Venture other than as provided in this Paragraph 4, the amount of any cash advance shall not be an additional capital contribution of the Joint Venturer but shall be a debt due from the Joint Venture to the Joint Venturer to be repaid at the times and with the interest that shall be expressly agreed on or, in the absence of an agreement, on the dissolution and liquidation of the Joint Venture and without interest.

(f)

Withdrawal.  Except as otherwise provided in this Agreement, no Joint Venturer shall be entitled to withdraw any part of his capital contributions from the Joint Venture.

4.

Interest of Each Joint Venturer.  Because Global Earth’s capital commitment will be funded in installments, Global Earth shall receive a 1.0% interest in the Joint Venture for each $2,600,000 contributed by Global Earth, with the balance of the Joint Venture being owned by Bio Lubbock.  Assuming that Global Earth contributes its entire $65,000,000 in committed capital, Global Earth shall own a twenty-five percent (25%) interest in the Joint Venture, and Bio Lubbock shall own a seventy-five percent (75%) interest in the Joint Venture.  The interest of each Joint Venturer in any net profits of the Joint Venture and the obligation and liability of each Joint Venturer as among the Joint Venturers for any liabilities and losses sustained by the Joint Venture business shall be according to their respective percentage interests in the Joint Venture, which shall be set forth opposite each Joint Venturer’s name in Exhibit A.  Exhibit A shall be amended from time to time to reflect the percentage interest of each Joint Venturer.  In the event of a default under this Agreement, the defaulting Joint Venturer agrees to indemnify the other Joint Venturers against any liability or loss directly resulting from the default.  No Joint Venturer shall have any right to compensation solely due to his contribution to the Joint Venture, except to share in the net profits in the percentage set opposite the Joint Venturer’s name in Exhibit A unless otherwise provided in this Agreement.

5.

Distributions.  Distributions from the Joint Venture to the respective Joint Venturers shall be made at the times and in the amounts that may be determined by a vote of fifty-one percent (51%) in interest, not in numbers, of the Joint Venturers.  However, any distribution from the Joint Venture shall be made proportionately to all Joint Venturers in the percentage set opposite each Joint Venturer’s name in Exhibit A.

6.

Global Energy Common Shares.  In consideration of Bio Lubbock entering into this Agreement, on or before February 22, 2011, Global Energy agrees to issue to Bio Lubbock (or its nominee) 5,000,000 shares of the common stock of Global Earth, par value $0.001 per share (the “Global Energy Common Shares”), which are quoted under the ticker symbol GLER.OB on the Over-the-Counter Bulletin Board.  In accepting the Global Energy Common Shares, Bio Lubbock acknowledges as follows:

(a)

Bio Lubbock has received information provided to it in writing by Global Energy, or information from books and records of Global Energy, as specified below.  Bio Lubbock understands that all documents, records and books pertaining to this investment have been made available for inspection by it, its attorney and/or its accountant and/or its “Purchaser Representative” as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and that the books and records of Global Energy will be available, upon reasonable notice, for inspection by Bio Lubbock during reasonable business hours at Global Energy’s principal place of business.  Bio Lubbock and/or its advisers have had a reasonable opportunity to ask questions of and receive answers from Global Energy, or a person or persons acting on its behalf, concerning this investment in the Global Energy Common Shares, and all such questions have been answered to the full satisfaction of Bio Lubbock.  No oral representations have been made and, to the extent oral information has been furnished to Bio Lubbock or its advisers in connection with this investment in the Global Energy Common Shares, such information was consistent with all written information furnished.

(b)

Specifically, Bio Lubbock was provided with access to Global Energy’s filings with the Securities and Exchange Commission, including the following:

(i)

Global Energy’s annual report to stockholders for the most recent fiscal year, any definitive proxy statement or information statement filed in connection with that annual report, and, if requested by Bio Lubbock in writing, a copy of Global Energy’s most recent Form 10-K pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(ii)

The information contained in an annual report on Form 10-K pursuant to the Exchange Act.

(iii)

The information contained in any reports or documents required to be filed by Global Energy under Sections 13(a), 14(a), 14(c), and 15(d) of the Exchange Act since the distribution or filing of the reports specified above.

(iv)

A brief description of the securities being offered, the terms of this investment in the Global Energy Common Shares, and any material changes in Global Energy’s affairs that are not disclosed in the documents furnished.

(c)

Bio Lubbock (i) has adequate means of providing for its current needs and possible personal contingencies, (ii) has no need for liquidity in this investment, (iii) is able to bear the economic risks of an investment in the Global Energy Common Shares for an indefinite period, and (iv) at the present time, could afford a complete loss of such investment.

(d)

Bio Lubbock recognizes that the Global Energy Common Shares as an investment involves special risks, including those disclosed to Bio Lubbock by Global Energy.

(e)

Bio Lubbock understands that the Global Energy Common Shares have not been nor will be registered under the Securities Act or the securities laws of any state, in reliance upon an exemption therefrom for non-public offerings.  Bio Lubbock understands that the Global Energy Common Shares received by it must be held indefinitely unless they are subsequently registered or an exemption from such registration is available.  Bio Lubbock further understands that Global Energy has not agreed and is under no obligation to register the Global Energy Common Shares on its behalf or to assist it in complying with any exemption from registration.

(f)

The Global Energy Common Shares are being accepted solely for its own account for investment and not for the account of any other person and not for distribution, assignment, or resale to others and no other person has a direct or indirect beneficial interest in the Global Energy Common Shares.  Bio Lubbock or its advisers have such knowledge and experience in financial, tax, and business matters to enable it to utilize the information made available to it in connection with this investment in the Global Energy Common Shares to evaluate the merits and risks of the prospective investment and to make an informed investment decision with respect thereto.

(g)

Bio Lubbock is authorized and otherwise duly qualified to purchase and hold the Global Energy Common Shares.

(h)

All information which Bio Lubbock has provided to Global Energy concerning itself and its financial position, and the knowledge of financial and business matter of the person making the investment decision on behalf of Bio Lubbock, is correct and complete as of the date set forth in this Agreement.

(i)

Bio Lubbock understands and agrees that the following restrictions and limitations are applicable to its purchase and its resales, hypothecations or other transfers of the Global Energy Common Shares pursuant to Regulation D under the Securities Act:

(i)

Bio Lubbock agrees that the Global Energy Common Shares shall not be sold, pledged, hypothecated or otherwise transferred unless the Global Energy Common Shares are registered under the Securities Act, and the securities laws of any state or is exempt therefrom;

(ii)

A legend in substantially the following form has been or will be placed on any certificate(s) or other document(s) evidencing the Global Energy Common Shares:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE.  WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

(iii)

Stop transfer instructions to the transfer agent of the Global Energy Common Shares have been or will be placed with respect to the Global Energy Common Shares so as to restrict the resale, pledge, hypothecation or other transfer thereof, subject to the further items hereof, including the provisions of the legend set forth in subparagraph (ii) above; and

(iv)

The legend and stop transfer instructions described in subparagraphs (ii) and (iii) above will be placed with respect to any new certificate(s) or other document(s) issued upon presentment by Bio Lubbock of certificate(s) or other document(s) for transfer.

(j)

Bio Lubbock understands that neither the Securities and Exchange Commission nor the securities commission of any state has made any finding or determination relating to the fairness for public investment in the Global Energy Common Shares and that the Securities and Exchange Commission as well as the securities commission of any state will not recommend or endorse any offering of securities.

(k)

Bio Lubbock acknowledges and is aware that it never has been represented, guaranteed, or warranted to it by Global Energy, its directors, officers, agents or employees, or any other person, expressly or by implication, that the limited past performance or experience on the part of Global Energy, or any future projections will in any way indicate the predictable results of the ownership of the Global Energy Common Shares or of the overall financial performance of Global Energy.

(l)

Bio Lubbock acknowledges that ___________________________ (complete if applicable) has acted as the “Purchaser Representative” as defined in Regulation D promulgated under the Securities Act, and (i) that he can bear the economic risk of this investment; (ii) he has relied upon the advice of the Purchaser Representative as to the merits of an investment in Global Energy and the suitability of such investment for Bio Lubbock; and (iii) the Purchaser Representative has confirmed to it, in writing, any past, present or future material relationship, actual or contemplated, between the Purchaser Representative or its affiliates and Global Energy or its affiliates.

(m)

Bio Lubbock acknowledges that Global Energy has made available to it or the Purchaser Representative, if any, or other personal advisers the opportunity to obtain additional information to verify the accuracy of the information furnished to it and to evaluate the merits and risks of this investment.

(n)

Bio Lubbock confirms that he has consulted with the Purchaser Representative, if any, or other personal advisers and that the Purchaser Representative or other advisers have analyzed the information furnished to it and the documents relating thereto on its behalf and have advised it of the business and financial aspects and consequences of and potential liabilities associated with its investment in the Global Energy Common Shares.  Bio Lubbock represents that he has made other risk capital investments or other investments of a speculative nature, and by reason of its business and financial experience and of the business and financial experience of those persons it has retained to advise it with respect to investments of this nature.  In reaching the conclusion that it desires to acquire the Global Energy Common Shares, Bio Lubbock has carefully evaluated its financial resources and investments and acknowledges that it is able to bear the economic risks of this investment.

(o)

Bio Lubbock acknowledges that all information made available to it and/or the Purchaser Representative, if any, and/or personal advisers in connection with its investment in the Global Energy Common Shares, including the information furnished to it, is and shall remain confidential in all respects and may not be reproduced, distributed or used for any other purpose without the prior written consent of Global Energy.

(p)

Bio Lubbock is an “Accredited Investor” as defined in Rule 501(a) of the Securities Act.

(q)

Bio Lubbock agrees to indemnify and hold harmless Global Energy and its affiliates from and against all damages, losses, costs, and expenses (including reasonable attorneys’ fees) which they may incur by reason of the failure of Bio Lubbock to fulfill any of the terms or conditions of this Agreement, or by reason of any breach of the representations and warranties made by Bio Lubbock herein, or in any document provided by Bio Lubbock to Global Energy.

The registrant has issued a press release with respect to the Joint Venture Agreement on February 24, 2011.

A copy of the Joint Venture Agreement between Global Earth Energy, Inc. and Biosynergies Lubbock, LLC and the press release issued on February 24, 2011 are attached to this Current Report as exhibits.

The discussion above with respect to the offering of the registrant’s Series A Preferred Stock in this Current Report is not used for the purpose of conditioning the market in the United States for any of the securities offered.  In addition, the securities offered will not be or have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The offering of the securities offered has been made by the registrant for the purpose of raising funds to further the joint venture operations of the registrant and other suitable projects of the registrant.

Any securities issued to the purchaser of the registrant’s Series A Preferred Stock, LB Tim Co., Ltd., will bear the following legend:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE.  WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

Item 3.02

Unregistered Sales of Equity Securities.

See Item 1.01, above.

Item 9.01.

Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.  Not applicable.

(b)

Pro forma financial information.  Not applicable.

(c)

Shell company transaction.  Not applicable.

(d)

Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibits
10.1	Joint Venture Agreement dated February 24, 2011, between Global Earth Energy, Inc. and Biosynergies Lubbock, LLC.
99.1	Press release issued on February 24, 2011, with respect to the Joint Venture Agreement between Global Earth Energy, Inc. and Biosynergies Lubbock, LLC., dated February 24, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2011.	GLOBAL EARTH ENERGY, INC.

By /s/ Sydney A. Harland
Sydney A. Harland, Chief Executive Officer